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                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K/A
                           Amendment No. 1
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

  Date of Report: (Date of Earliest Event Reported) October 18, 2004


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       ( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       ( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       ( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       ( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01  Entry into a material definitive agreement.

As previously reported, on October 18, 2004, the Company entered into a Trade Payables Agreement with GMAC Commercial Finance, LLC ("GMAC CF") pursuant to which GMAC CF effects payment of the Company's accounts payable to participating suppliers. The terms of such agreement remain unchanged. Participating suppliers have the ability to have their accounts receivable from the Company financed in advance by GMAC CF in an exchange for a negotiated discount. The Company, in turn, pays GMAC CF the full amount of the corresponding accounts payable on their ordinary due dates.

The Company expects to reflect this program for the first time on its balance sheet for the quarter ended April 30, 2005. To more accurately describe this program, the accounts payable subject to the program will be reflected on the Company's balance sheet as "trade payable program liability," rather than as "financed vendor accounts payable" as previously reported.




Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Unchanged from the initial filing.

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Item 9.01  Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No. 99.1   Master Lease Agreement among The Pep Boys-Manny, Moe & Jack,
                   The Pep Boys Manny Moe & Jack of California, Pep Boys -
                   Manny, Moe & Jack of Puerto Rico, Inc., and Pep Boys -
                   Manny, Moe & Jack of Delaware, Inc., and RBS LOMBARD, INC.
                   dated October 18, 2004 (1)


Exhibit No. 99.2   Schedule No. 1 for the Master Lease Agreement among The Pep
                   Boys-Manny, Moe & Jack, The Pep Boys Manny Moe & Jack of
                   California, Pep Boys - Manny, Moe & Jack of Puerto Rico,
                   Inc., and Pep Boys - Manny, Moe & Jack of Delaware, Inc., and RBS LOMBARD, INC. dated October 18, 2004 (1)



Exhibit No. 99.3   Trade Payables Agreement between GMAC Commercial Finance LLC and The Pep Boys-Manny, Moe & Jack dated
                   October 18, 2004 (1)
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(1) Filed as an exhibit to the Registrant's Current Report on Form 8-K filed on
    October 19, 2004,





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ Harry F. Yanowitz
                               --------------------------------------
                               Harry F. Yanowitz
                               Chief Financial Officer


Date:  May 9, 2005

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